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                       SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)     June 12, 1996
                                                -------------------------------


                         JACKSONVILLE BANCORP, INC.
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         TEXAS                        33-81015                      75-2632781
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 (STATE OF INCORPORATION)       (COMMISSION FILE NO.)                (IRS NO)



    COMMERCE AND NECHES STREET                       JACKSONVILLE, TEXAS   75766
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)



                               (903) 586-9861
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            (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



                               NOT APPLICABLE
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           (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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Item 5.          Other Events

Item 7.          Financial Statements, Pro Forma Financial Information and
                 Exhibits

                 (a)      Not applicable

                 (b)      Not applicable

                 (c)      Exhibits:

                          Exhibit 99 Press Release, dated June 12, 1996



                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      JACKSONVILLE BANCORP, INC.



Date:  6-12-96                                    By: Charles Broadway
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                                                  Charles Broadway, President
                                                  and Chief Executive Officer